DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


MUNICIPAL INVESTMENT          This Defined Fund consists of fixed portfolios of
TRUST FUND                    long-term bonds issued by a single state and its
MULTISTATE SERIES 7Y          local governments and authorities or by certain
(UNIT INVESTMENT              U.S. territories or possessions. Each Trust is
TRUSTS)                       formed to provide interest income which in the
------------------------------opinion of counsel is, with certain exceptions,
/ / DESIGNED FOR DOUBLE       exempt from Federal income taxes and from certain
      TAX-FREE INCOME         state and local taxes of the State for which the
/ / DEFINED PORTFOLIOS OF     Trust is named but may be subject to other state
      MUNICIPAL BONDS         and local taxes. There is no assurance that this
/ / MONTHLY INCOME            objective will be met because it is subject to the
CONNECTICUT TRUST             continuing ability of issuers of the bonds to meet
NEW JERSEY INSURED TRUST      their principal and interest requirements.
PENNSYLVANIA INSURED TRUST    Furthermore, the market value of the bonds, and
                              therefore the value of the Units, will fluctuate with changes in interest rates and other factors.
                              Certain Trusts may be insured. This insurance guarantees the timely payment of principal and interest on but does not guarantee the market value of the bonds or the value of the Units.
                              Minimum Purchase: One Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY MUNICIPAL INVESTMENT TRUST
Pierce, Fenner & Smith         FUND PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-323-1508.
PaineWebber Incorporated       PROSPECTUS PART A DATED FEBRUARY 16, 1996.

--------------------------------------------------------------------------------

Defined Asset FundsSM

Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored since over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. Each portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Multistate Series
----------------------------------------------------------------

Our defined portfolios of municipal bonds offer you a simple and convenient way to earn tax-free monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide interest income exempt from regular federal income taxes through investment in a fixed portfolio consisting primarily of municipal bonds issued by or on behalf of a single state and its local governments and authorities. Units may also be exempt from certain state and local taxes for residents of the State.

DIVERSIFICATION

Each Portfolio contains a number of different bond issues. Spreading your investment among different issuers reduces your risk, but does not eliminate it, especially since each Portfolio contains bonds of only one State. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time. The information in this prospectus is as of November 30, 1995, the evaluation date.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

Each Portfolio contains a variety of bonds selected by experienced buyers and research analysts. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

MONTHLY FEDERALLY TAX-FREE INTEREST INCOME

Each Portfolio pays monthly income, even though the bonds generally pay interest semi-annually.

INSURANCE

The bonds included in certain Trusts may be insured. This insurance guarantees the timely payment of principal and interest on the bonds, but does not guarantee the value of the bonds or the units. Insurance does not cover accelerated payments of principal or any increase in interest payments or premiums payable on mandatory redemptions, including if interest on a bond is determined to be taxable. (See Bonds Backed by Letters of Credit or Insurance in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Although many bonds are subject to optional refunding or call provisions, we selected bonds with call protection. This call protection means that any bond in a Portfolio generally cannot be called for a number of years after the initial date of deposit (which was November 29, 1990) and thereafter at a declining premium over par.

TAX INFORMATION

Based on the opinion of bond counsel, income from the bonds held by this Fund is generally 100% exempt under existing laws from regular federal income tax and certain state and local personal income taxes for residents of a particular State. Any gain on a disposition of the underlying bonds or units will be subject to tax.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE

The Public Offering Price as of the evaluation date, is based on the aggregate bid side value of the underlying bonds in the Portfolio, divided by the number of units outstanding, plus a sales charge. The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of federally tax-exempt bonds. Most or all of the bonds in that portfolio, however, will not be insured or exempt from state and local taxes. Reinvesting helps to compound your income free of federal income taxes.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Portfolios will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

SELLING YOUR INVESTMENT

You may sell your units at any time. Your price is based on the then current net asset value of the Portfolio (based on the lower bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. There is no fee for selling your units.
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds and any insurance companies backing certain of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective.

In addition, each Portfolio has fewer bond issues than a national fund, and is concentrated in bonds of issuers located in only one State. There may be additional risk from decreased diversification as well as from factors particular to that State.

--------------------------------------------------------------------------------
                           Defined Connecticut Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 6 Connecticut bonds and 1 Puerto Rico bond.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Hospitals/Health Care Facilities                   32%
/ / Refunded Bonds                                     40%
/ / State/Local Municipal Electric
  Utilities                                            28%


INSURANCE

Approximately 49% of the bonds included in the Portfolio are insured.

RISK FACTORS

The Portfolio is concentrated in Hospital/Health Care Facility bonds and State/Local Municipal Electric Utility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. The Portfolio is also concentrated in Refunded bonds. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of Connecticut issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to Connecticut, which are briefly described on page A-5.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 89% of the bonds were valued at a premium over par and 11% at a discount from par (see Risk Factors in Part B).

TERMINATION DATE

The Portfolio will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolio may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Portfolio was 97% of the face amount of bonds deposited.

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    5.42
Annual Income per unit:                                  $   65.08


These figures are estimates determined as of the evaluation date and actual payments may vary.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,107.46

The Public Offering Price as of November 30, 1995, the evaluation date, is based on the aggregate bid side value of the bonds ($3,259,529), divided by the number of units outstanding (3,070), plus a sales charge of 4.13% of the Public Offering Price (4.307% of the value of the underlying bonds). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price.

The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,061.74 ($45.72 less than the Public Offering Price).

SALES CHARGE

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                          As a %
                                                    of Secondary
                                                   Market Public
                                                   Offering Price
                                                   -----------------
Maximum Sales Charges                                       5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                       Per Unit
                                                   --------------
Trustee's Fee                                        $     0.70
Maximum Portfolio Supervision and Bookkeeping
  Fees                                               $     0.45
Evaluator's Fee                                      $     0.36
Other Operating Expenses                             $     0.73
                                                   --------------
TOTAL                                                $     2.24

--------------------------------------------------------------------------------
                          Connecticut Taxes and Risks
--------------------------------------------------------------------------------

CONNECTICUT RISK FACTORS

     The State of Connecticut and various of its municipalities are challenged by financial difficulties. Fiscal stress is reflected in the State's economic and revenue forecasts, a rising debt burden that reflects a significant increase in bond activity since 1987, a cumulative general fund deficit for the year ending June 30, 1991, of over $965 million, and uncertainty concerning the solutions for these imbalances. Accumulated surpluses in a budget stabilization fund created in 1983 to protect against future deficit problems were exhausted in 1990. The lack of a contingency fund balance, combined with reduced revenue-raising flexibility in the near term, places additional constraints on managing these financial problems and any others that may arise.

     Manufacturing was historically the most important economic activity within Connecticut but, in terms of number of persons employed, has steadily declined in the last ten years. Defense-related business has typically represented a relatively high proportion of the manufacturing sector, but reductions in defense spending now underway threaten to have a substantial and permanent adverse impact on Connecticut's economy. While unemployment in Connecticut as a whole has generally remained below the national level, certain geographic areas in the State have been affected by high unemployment and poverty.

     The tax revenues of Connecticut municipalities are derived only from ad valorem taxes on real and tangible personal property. Problems inherent with these impose practical limitations on the ability of Connecticut municipalities to raise additional tax revenues. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most vulnerable of these has been the City of Bridgeport, which filed a bankruptcy petition in 1991. Although the State opposed the petition, the United States Bankruptcy Court for the District of Connecticut held that Bridgeport does have the authority to file such a petition. The U.S. Census Bureau reports that, at the time of the 1990 census, Connecticut's capital city of Hartford was the eighth poorest city in the nation based on the percentage of its residents living in poverty; the same report indicates that four of Connecticut's largest cities ranked among the 130 poorest cities in the nation by the same measure.

     The State and various municipalities are dependent in part on federal aid, and the municipalites are also dependent in part on State aid. The impact of political decisions or of necessity on the continuing availability of such aid could have an adverse effect on the State and its municipalities in the future.

     General obligation bonds of Connecticut are rated AA-by Standard & Poor's, Aa by Moody's, and AA by Fitch.

CONNECTICUT TAXES

     In the opinion of Day, Berry & Howard, special counsel on Connecticut tax matters, which is based explicitly on the opinion of Davis Polk & Wardwell regarding Federal income tax matters, under existing Connecticut law:

     1. The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

     2. Interest income of the Connecticut Trust from Debt Obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut ('Connecticut Debt Obligations'), or from Debt Obligations issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Holder, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the 'Connecticut Income Tax'), when any such interest is received by the Connecticut Trust or distributed by it to such a Holder.

     3. Gains and losses recognized by a Holder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Debt Obligation held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by a Holder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Holder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Debt Obligation held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Debt Obligations, upon the redemption, sale, or other disposition by a Holder of a Unit of the Connecticut Trust held by him.

     4. The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Holder that is subject to the Connecticut corporation business tax is includable in the gross income of such Holder for purposes of such tax.

     5. An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

     The Connecticut Income Tax was enacted in August, 1991. Generally a Holder recognizes gain or loss for purposes of this tax to the same extent as he recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Holder upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Debt Obligation held by it, or upon the redemption sale, or other disposition of a Unit of the Connecticut Trust held by the Holder.

     However, on June 19, 1992, Connecticut legislation was adopted that provides that gains and losses from the sale or exchange of Connecticut Debt Obligations held as capital assets will not be taken into account for purposes of the Connecticut Income Tax for taxable years starting on or after January 1, 1992. Regulations effective for taxable years starting on or after January 1, 1994, clarify that this provision also applies to gain or loss recognized by a Holder upon the maturity or redemption of a Connecticut Debt Obligation held by the Connecticut Trust. However, it is not clear whether this provision would apply, to the extent attributable to Connecticut Debt Obligations held by the Connecticut Trust, to gain or loss recognized by a Holder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by the Holder.

     By legislation adopted May 19, 1993, as amended by legislation adopted June 25, 1993 and June 9, 1994, Connecticut enacted the net Connecticut minimum tax, retroactive to taxable years beginning on or after January 1, 1993, which is applicable to individuals, trusts, and estates that are subject to the Connecticut Income Tax and required to pay the Federal alternative minimum tax. Income of the Connecticut Trust that is subject to the Federal alternative minimum tax in the case of such a Holder, other than interest from Connecticut Debt Obligations or from Debt Obligations of United States territories or possessions that Federal law would prohibit Connecticut from taxing if received directly by the Holder, could cause the Holder to be liable for the net Connecticut minimum tax.

     Holders are urged to consult their own tax advisors concerning these matters.

--------------------------------------------------------------------------------
                        Defined New Jersey Insured Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 7 New Jersey bonds and 1 Puerto Rico bond.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Airports/Ports/Highways                            18%
/ / General Obligation                                 6%
/ / Hospitals/Health Care Facilities                   36%
/ / Lease Rental Appropriation                         19%
/ / Refunded Bonds                                     21%


INSURANCE

The approximate percentage of the aggregate face amount of the Portfolio insured by each insurance company is:


AMBAC Indemnity Corporation                             37%
Financial Guaranty Insurance Company                    6%
Financial Security Assurance Inc.                       36%
MBIA Insurance Corporation                              21%


RISK FACTORS

The Portfolio is concentrated in Hospital/Health Care Facility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of New Jersey issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to New Jersey, which are briefly described on page A-8.

PREMIUM AND DISCOUNT ISSUES
On the evaluation date, 100% of the bonds were valued at a premium over par (see Risk Factors in Part B).
TERMINATION DATE

The Portfolio will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolio may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Portfolio was 88% of the face amount of bonds deposited.

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    5.42
Annual Income per unit:                                  $   65.12


These figures are estimates determined as of the evaluation date and actual payments may vary.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,135.07

The Public Offering Price as of November 30, 1995, the evaluation date, is based on the aggregate bid side value of the bonds ($4,407,050), divided by the number of units outstanding (4,077), plus a sales charge of 4.77% of the Public Offering Price (5.006% of the value of the underlying bonds). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price.

The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,080.95 ($54.12 less than the Public Offering Price).

SALES CHARGE

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                          As a %
                                                    of Secondary
                                                   Market Public
                                                   Offering Price
                                                   -----------------
Maximum Sales Charges                                       5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Per Unit
                                                  ---------------
Trustee's Fee                                        $    0.69
Maximum Portfolio Supervision and Bookkeeping
  Fees                                               $    0.45
Evaluator's Fee                                      $    0.27
Other Operating Expenses                             $    0.59
                                                  ---------------
TOTAL                                                $    2.00

--------------------------------------------------------------------------------
                           New Jersey Taxes and Risks
--------------------------------------------------------------------------------

NEW JERSEY RISK FACTORS

     New Jersey and certain of its public authorities have in recent years experienced financial difficulties and pressures to a significant degree. Employment in manufacturing, wholesale and retail trade and construction have been in decline although gains have been recorded in the services, government, financial/insurance/real estate and tranportation/communication/public utilities sectors. The economic recovery in New Jersey is likely to be slow and uneven because some sectors, like commercial and industrial construction, suffer from excess capacity, and even in rebounding sectors, employers are expected to be cautious about hiring.

     State appropriations of funds are distributed among a diverse group of public recipients. In fiscal 1996, the largest state aid appropriation was provided for local elementary and secondary education programs, followed by appropriations for operation of the state government (including the State Legislature, Judiciary and Executive Office) and other programs including, among others, correctional facilities and the State Police, higher education and environmental protection. The effect on these appropriations and other State funding requirements cannot yet be evaluated. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be, depending on taxpayers' level of income and filing status, 30%, 15%, or 9% lower than 1993 rates.

     The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully. With certain exceptions, no general obligation debt can be issued by the State without prior voter approval.

     General obligation bonds of New Jersey are currently rated Aa1 by Moody's and AA+ by Standard & Poor's.

NEW JERSEY TAXES

     In the opinion of Shanley & Fisher, P.C., Morristown, New Jersey, special counsel on New Jersey tax matters, under existing New Jersey law:

     1. The proposed activities of the Fund will not cause it to be subject to the New Jersey Corporation Business Tax Act.

     2. The income of the Fund will be treated as the income of individuals, estates and trusts who are the investors in the Fund for purposes of the New Jersey Gross Income Tax Act, and interest which is exempt from tax under the New Jersey Gross Income Tax Act when received by the Fund will retain its status as tax exempt in the hands of such investors. Gains arising from the sale or redemption by an investor of his Units or from the sale or redemption by the Fund of any Bond are exempt from taxation under the New Jersey Gross Income Tax Act, as enacted and construed on the date hereof, to the extent such gains are attributable to Bonds the interest on which is exempt from tax under the New Jersey Gross Income Tax Act.

     3. Units of the Fund may be subject, in the estates of New Jersey residents, to taxation under the Transfer Inheritance Tax Law of the State of New Jersey.

--------------------------------------------------------------------------------
                       Defined Pennsylvania Insured Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 8 Pennsylvania bonds.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Hospitals/Health Care Facilities                   40%
/ / Industrial Development Revenue                     8%
/ / Refunded Bonds                                     36%
/ / State/Local Municipal Electric
  Utilities                                            16%


INSURANCE

The approximate percentage of the aggregate face amount of the Portfolio insured by each insurance company is:


AMBAC Indemnity Corporation                             40%
Financial Guaranty Insurance Company                    44%
MBIA Insurance Corporation                              16%


RISK FACTORS

The Portfolio is concentrated in Hospital Health/Care Facility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. The Portfolio is also concentrated in Refunded bonds. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of Pennsylvania issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to Pennsylvania, which are briefly described on page A-10.

PREMIUM AND DISCOUNT ISSUES
On the evaluation date, 100% of the bonds were valued at a premium over par (see Risk Factors in Part B).
TERMINATION DATE

The Portfolio will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolio may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Portfolio was 101% of the face amount of bonds deposited.

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    5.52
Annual Income per unit:                                  $   66.31


These figures are estimates determined as of the evaluation date and actual payments may vary.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,147.36

The Public Offering Price as of November 30, 1995, the evaluation date, is based on the aggregate bid side value of the bonds ($3,313,246), divided by the number of units outstanding (3,039), plus a sales charge of 4.98% of the Public Offering Price (5.239% of the value of the underlying bonds). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price.

The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,090.24 ($57.12 less than the Public Offering Price).

SALES CHARGE

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                          As a %
                                                    of Secondary
                                                   Market Public
                                                   Offering Price
                                                   -----------------
Maximum Sales Charges                                       5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Per Unit
                                                  ---------------
Trustee's Fee                                        $    0.70
Maximum Portfolio Supervision and Bookkeeping
  Fees                                               $    0.45
Evaluator's Fee                                      $    0.36
Other Operating Expenses                             $    0.73
                                                  ---------------
TOTAL                                                $    2.24

--------------------------------------------------------------------------------
                          Pennsylvania Taxes and Risks
--------------------------------------------------------------------------------

PENNSYLVANIA RISK FACTORS

     The Commonwealth of Pennsylvania and certain of its municipal subdivisions, including the City of Philadelphia, have undergone the financial difficulties and pressures that accompany a decline in economic conditions. As the heavy industries historically associated with Pennsylvania -- e.g., coal, steel and railroad -- have declined with increasing competition from foreign producers, the services sector, including trade, medical and health services, education and financial institutions, has provided major new sources of growth. Agriculture and related industries continue to be an important part of Pennsylvania's economy.

     Both the Commonwealth of Pennsylvania and the City of Philadelphia have historically experienced significant revenue shortfalls. On the other hand, rising demands on state programs, particularly for medical assistance and cash assistance programs, and the increased cost of special education programs and correction facilities and programs, have contributed to increased expenditures. In response, the Commonwealth and the City of Philadelphia have, in recent years, sought to balance budgets with a combination of tax increases and expenditure restraints.

     To deal with its budget deficits, Philadelphia has considered significant service cuts and a plan to privatize certain city-provided services. In addition, in 1991 the Commonwealth created the Pennsylvania Inter-Governmental Cooperation Authority (PICA), with authority to issue notes and bonds on behalf of Philadelphia to cover budget shortfalls, to eliminate projected deficits and fund Philadelphia capital spending. The enabling legislation contemplates such notes and bonds to be repaid, in part, by revenues generated from Philadelphia's new one percent sales tax. PICA is also authorized to review Philadelphia's required five-year financial plans, which include balanced annual budgets. If Philadelphia does not comply with the legislation's requirements, PICA may withhold bond revenues and certain Commonwealth funding. PICA's authority to issue bonds to finance a capital project or deficit expired on December 31, 1994. However, PICA retains its authority to issue debt to finance cash flow deficit until December 31, 1996.

     Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA-by Standard & Poor's and A1 by Moody's, while Philadelphia's general obligation bonds are rated BBB-and Baa by Standard & Poor's and Moody's, respectively.

PENNSYLVANIA TAXES

     The following summarizes the opinion of Drinker Biddle & Reath, Philadelphia, Pennsylvania, special counsel on Pennsylvania tax matters, under existing law:

     The Pennsylvania Trust will be recognized as a trust and will not be taxable as a corporation for purposes of Pennsylvania state and local taxes.

     Units evidencing fractional undivided interests in the Pennsylvania Trust ('Units') are not subject to the Pennsylvania personal property tax to the extent that the Pennsylvania Trust is comprised of bonds issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania or any public authority created by any such political subdivision ('Pennsylvania Bonds'), The portion, if any, of Units representing bonds or other obligations issued by the Government of Guam or by its authorities, and bonds issued by the Government of Puerto Rico or by its authorities (collectively, 'Possession Bonds') is not expressly exempt from personal property taxation under Pennsylvania law. However, such bonds are expressly relieved from direct state taxation by United States statutes. Therefore, Units are not subject to Personal Property Tax to the extent that the Pennsylvania Trust is comprised of Possession Bonds.

     Units may be subject to tax in the estate of a resident decedent under the Pennsylvania inheritance and estate taxes.

     Income received by a Holder of Units ('Holders') attributable to interest realized by the Pennsylvania Trust from Pennsylvania Bonds and Possession Bonds is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971; to corporations under the Corporate Net Income Tax imposed by Article IV of the Tax Reform Code of 1971; nor to individuals under the Philadelphia School District Net Income Tax ('School District Tax') imposed on Philadelphia resident individuals under the authority of the Act of August 9, 1963, P.L. 640. Income received by a Holder attributable to insurance proceeds paid in lieu of interest on defaulted tax-exempt bonds also will be exempt or excluded from those income taxes.

     Income received by a Holder attributable to gain on the sale or other disposition by the Pennsylvania Trust of Pennsylvania Bonds or Possession Bonds is taxable under the Personal Income Tax, the Corporate Net Income Tax, and, unless these assets were held by the Pennsylvania Trust for more than six months, the School District Tax.

     Gain on the disposition of a Unit is subject to the Personal Income Tax and Corporate Net Income Tax. Such gain also is subject to the School District Tax, except that gain realized with respect to a Unit held for more than six months is not subject to the School District Tax.

     No opinion is expressed regarding the extent, if any, to which Units, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed here (including the Corporate Capital Stock/Foreign Franchise Tax).

--------------------------------------------------------------------------------

    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                           FOR CONNECTICUT RESIDENTS
--------------------------------------------------------------------------------
                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1996*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------
$      0- 24,000  $      0- 40,100  18.83     4.93   5.54     6.16   6.78     7.39   8.01     8.62   9.24     9.86
$ 24,000- 58,150  $ 40,100- 96,900  31.24     5.82   6.54     7.27   8.00     8.73   9.45    10.18  10.91    11.63
$ 58,150-121,300  $ 96,900-147,700  34.11     6.07   6.83     7.59   8.35     9.11   9.86    10.62  11.38    12.14
$121,300-263,750  $147,700-263,750  38.88     6.54   7.36     8.18   9.00     9.82  10.63    11.45  12.27    13.09
OVER $263,750        OVER $263,750  42.32     6.93   7.80     8.67   9.54    10.40  11.27    12.14  13.00    13.87

                            FOR NEW JERSEY RESIDENTS
--------------------------------------------------------------------------------
                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1996*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------
$      0- 24,000  $      0- 40,100  16.49     4.79   5.39     5.99   6.59     7.18   7.78     8.38   8.98     9.58
$ 24,000- 58,150  $ 40,100- 96,900  31.98     5.88   6.62     7.35   8.09     8.82   9.56    10.29  11.03    11.76
                  $ 96,900-147,700  34.81     6.14   6.90     7.67   8.44     9.20   9.97    10.74  11.51    12.27
$ 58,150-121,300                    35.40     6.19   6.97     7.74   8.51     9.29  10.06    10.84  11.61    12.38
$121,300-263,750  $147,700-263,750  40.08     6.68   7.51     8.34   9.18    10.01  10.85    11.68  12.52    13.35
OVER $263,750        OVER $263,750  43.45     7.07   7.96     8.84   9.73    10.61  11.49    12.38  13.26    14.15

                           FOR PENNSYLVANIA RESIDENTS
--------------------------------------------------------------------------------
                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1996*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------
$      0- 24,000  $      0- 40,100  17.38     4.84   5.45     6.05   6.66     7.26   7.87     8.47   9.08     9.68
$ 24,000- 58,150  $ 40,100- 96,900  30.02     5.72   6.43     7.14   7.86     8.57   9.29    10.00  10.72    11.43
$ 58,150-121,300  $ 96,900-147,700  32.93     5.96   6.71     7.46   8.20     8.95   9.69    10.44  11.18    11.93
$121,300-263,750  $147,700-263,750  37.79     6.43   7.23     8.04   8.84     9.65  10.45    11.25  12.06    12.86
OVER $263,750        OVER $263,750  41.29     6.81   7.66     8.52   9.37    10.22  11.07    11.92  12.77    13.63

To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates projected 1996 federal and applicable State income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, investors are urged to consult their own tax advisers in this regard.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (CONNECTICUT,
NEW JERSEY AND PENNSYLVANIA TRUSTS)

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Defined Asset Funds - Municipal Investment Trust Fund,
Multistate Series - 7Y (Connecticut, New Jersey and
Pennsylvania Trusts):

We have audited the accompanying statements of condition of Defined Asset Funds - Municipal Investment Trust Fund,
Multistate Series - 7Y (Connecticut, New Jersey and
Pennsylvania Trusts), including the portfolios, as of November 30, 1995 and the related statements of operations and of changes in net assets for the years ended November
30, 1995, 1994 and 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at November
30, 1995, as shown in such portfolios, were confirmed to us by The Chase Manhattan Bank (National Association), the
Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Municipal
Investment Trust Fund, Multistate Series - 7Y (Connecticut,
New Jersey and Pennsylvania Trusts) at November 30, 1995 and the results of their operations and changes in their net assets for the above-stated years in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, N.Y.
January 15, 1996.












                                D -  1.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (CONNECTICUT TRUST)

STATEMENT OF CONDITION
As of November 30, 1995

TRUST PROPERTY:
  Investment in marketable securities -
     at value (cost $ 2,973,321)(Note 1) .........                $ 3,259,529
  Accrued interest ...............................                     79,487
  Cash - principal ...............................                      3,484
                                                                  -----------
    Total trust property .........................                  3,342,500

LESS LIABILITIES:
  Income advance from Trustee ....................$    33,384
  Accrued Sponsors' fees .........................      1,123          34,507
                                                  -----------     -----------

NET ASSETS, REPRESENTED BY:
  3,070 units of fractional undivided
     interest outstanding (Note 3) ...............  3,263,013

  Undistributed net investment income ............     44,980     $ 3,307,993
                                                  -----------     ===========

UNIT VALUE ($ 3,307,993 / 3,070 units) ...........                $  1,077.52
                                                                  ===========
                 See Notes to Financial Statements.












                                D -  2.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (CONNECTICUT TRUST)

STATEMENTS OF OPERATIONS

                                                   Years Ended November 30,
                                            1995              1994              1993
                                            ----              ----              ----
INVESTMENT INCOME:
  Interest income ......................$   210,090       $   216,255       $   222,624
  Trustee's fees and expenses ..........     (5,690)           (5,591)           (5,742)
  Sponsors' fees .......................     (1,226)           (1,185)           (1,112)
                                        ------------------------------------------------
  Net investment income ................    203,174           209,479           215,770
                                        ------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on
    securities sold or redeemed ........      9,293            14,865
  Unrealized appreciation (depreciation)
    of investments .....................    177,239          (329,493)          229,210
                                        ------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments .........    186,532          (314,628)          229,210
                                        ------------------------------------------------












NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............$   389,706       $  (105,149)      $   444,980
                                        ================================================

                  See Notes to Financial Statements.

                                D -  3.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (CONNECTICUT TRUST)

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Years Ended November 30,
                                            1995              1994              1993
                                            ----              ----              ----
OPERATIONS:
  Net investment income ................$   203,174       $   209,479       $   215,770
  Realized gain on
    securities sold or redeemed ........      9,293            14,865
  Unrealized appreciation (depreciation)
    of investments .....................    177,239          (329,493)          229,210
                                        ------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations ..........    389,706          (105,149)          444,980
                                        ------------------------------------------------
DISTRIBUTIONS TO HOLDERS (Note 2):
  Income  ..............................   (203,165)         (209,835)         (215,787)
  Principal ............................     (6,383)
                                        ------------------------------------------------











  Total distributions ..................   (209,548)         (209,835)         (215,787)
                                        ------------------------------------------------
SHARE TRANSACTIONS:
  Redemption amounts - income ..........     (1,342)           (1,775)
  Redemption amounts - principal .......    (94,623)         (149,587)
                                        ------------------------------------------------
  Total share transactions .............    (95,965)         (151,362)
                                        ------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS ..     84,193          (466,346)          229,193

NET ASSETS AT BEGINNING OF YEAR ........  3,223,800         3,690,146         3,460,953
                                        ------------------------------------------------
NET ASSETS AT END OF YEAR ..............$ 3,307,993       $ 3,223,800       $ 3,690,146
                                        ================================================
PER UNIT:
  Income distributions during
    year ...............................$     65.12       $     65.30       $     65.39
                                        ================================================
  Principal distributions during
    year ...............................$      2.02
                                        ==================
  Net asset value at end of
    year ...............................$  1,077.52       $  1,020.19       $  1,118.23
                                        ================================================
TRUST UNITS:
  Redeemed during year .................         90               140
  Outstanding at end of year ...........      3,070             3,160             3,300
                                        ================================================

                  See Notes to Financial Statements.

                                D -  4.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 7Y (CONNECTICUT TRUST)

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A)      Securities are stated at value as determined by the











               Evaluator based on bid side evaluations for the securities.
               See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 3,070 units at Date of Deposit ....................$ 3,122,146
     Less sales charge .........................................    140,484
                                                                -----------
     Net amount applicable to Holders ..........................  2,981,662
     Redemptions of units - net cost of 280 units redeemed
       less redemption amounts (principal) .....................    (21,284)
     Realized gain on securities sold or redeemed ..............     23,965
     Principal distributions ...................................     (7,538)
     Unrealized appreciation of investments ....................    286,208
                                                                -----------
     Net capital applicable to Holders .........................$ 3,263,013
                                                                ===========

4.   INCOME TAXES

     As of November 30, 1995, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $286,208, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $2,973,321 at November 30, 1995.

                                D -  5.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 7Y (CONNECTICUT TRUST)












     PORTFOLIO
     As of November 30, 1995

                                               Rating                                             Optional
     Portfolio No. and Title of                  of         Face                                 Redemption
            Securities                       Issues(1)      Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------
   1 Connecticut Mun. Elec. Energy              AAA     $   500,000     7.000 %      2016      01/01/96     $   500,000 $   511,290
     Cooperative, Pwr. Supply Sys. Rev.                                                        @  102.000
     Bonds, 1986 Ser. A (AMBAC Ins.) (4)

   2 State of Connecticut, G.O. Bonds,          AA(f)       255,000     7.000        2010(6)   09/15/00         256,996     288,665
     (1990 Ser. C)                                                                             @  102.000

   3 State of Connecticut Hlth. and Educl.      AAA         500,000     7.100        2025      07/01/00         502,500     552,240
     Fac. Auth. Rev. Bonds, Yale-New Haven                                                     @  102.000
     Hosp. Iss., Ser. F (MBIA Ins.) (4)

   4 State of Connecticut Hlth. and Educl.      AAA         500,000     7.000        2020      07/01/00         500,000     550,210
     Facilities Auth. Rev. Bonds, Waterbury                                                    @  102.000
     Hosp. Iss., Ser. B (FSA Ins.) (4)

   5 State of Connecticut Spec. Tax             AAA         465,000     6.500        2009(6)   07/01/99         443,303     509,068
     Oblig. Bonds, Trans. Infrastructure                                                       @  102.000
     Purposes, 1989 Ser. B

   6 South Central Connecticut Regl. Wtr.       A+          500,000     7.125        2012(6)   08/01/96         504,270     521,285
     Auth., Wtr. Sys. Rev. Bonds, 1986 Ser.                                                    @  102.000

   7 Puerto Rico Elec. Pwr. Auth., Pwr.         A-          350,000     5.000        2012      07/01/99         266,252     326,771
     Rev. Bonds, Ser. O                                                                        @  100.000

                                                          ---------                                           ---------   ---------
     TOTAL                                              $ 3,070,000                                         $ 2,973,321 $ 3,259,529
                                                          =========                                           =========   =========

                  See Notes to Portfolio Page D - 17.

                                D -  6.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (NEW JERSEY TRUST)

STATEMENT OF CONDITION
As of November 30, 1995

TRUST PROPERTY:
  Investment in marketable securities -
     at value (cost $ 3,966,587)(Note 1) .........                $ 4,407,050
  Accrued interest ...............................                    120,373
  Cash - principal ...............................                     19,187
                                                                  -----------
    Total trust property .........................                  4,546,610

LESS LIABILITIES:
  Income advance from Trustee ....................$    59,200
  Accrued Sponsors' fees .........................      1,514          60,714
                                                  -----------     -----------

NET ASSETS, REPRESENTED BY:
  4,077 units of fractional undivided
     interest outstanding (Note 3) ...............  4,426,237

  Undistributed net investment income ............     59,659     $ 4,485,896
                                                  -----------     ===========

UNIT VALUE ($ 4,485,896 / 4,077 units) ...........                $  1,100.29
                                                                  ===========
                  See Notes to Financial Statements.












                                D -  7.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (NEW JERSEY TRUST)

STATEMENTS OF OPERATIONS

                                                   Years Ended November 30,
                                            1995              1994              1993
                                            ----              ----              ----
INVESTMENT INCOME:
  Interest income ......................$   283,646       $   307,036       $   332,959
  Trustee's fees and expenses ..........     (6,654)           (6,582)           (6,951)
  Sponsors' fees .......................     (1,660)           (1,717)           (1,568)
                                        ------------------------------------------------
  Net investment income ................    275,332           298,737           324,440
                                        ------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on
    securities sold or redeemed ........     36,194            46,443            30,802
  Unrealized appreciation (depreciation)
    of investments .....................    326,312          (512,545)          289,990
                                        ------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments .........    362,506          (466,102)          320,792
                                        ------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............$   637,838       $  (167,365)      $   645,232
                                        ================================================











                  See Notes to Financial Statements.

                                D -  8.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (NEW JERSEY TRUST)

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Years Ended November 30,
                                            1995              1994              1993
                                            ----              ----              ----
OPERATIONS:
  Net investment income ................$   275,332       $   298,737       $   324,440
  Realized gain on
    securities sold or redeemed ........     36,194            46,443            30,802
  Unrealized appreciation (depreciation)
    of investments .....................    326,312          (512,545)          289,990
                                        ------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations ..........    637,838          (167,365)          645,232
                                        ------------------------------------------------
DISTRIBUTIONS TO HOLDERS (Note 2):
  Income  ..............................   (275,829)         (299,542)         (324,693)
  Principal ............................    (29,335)           (5,659)           (1,732)
                                        ------------------------------------------------
  Total distributions ..................   (305,164)         (305,201)         (326,425)
                                        ------------------------------------------------
SHARE TRANSACTIONS:
  Redemption amounts - income ..........     (2,984)           (6,620)           (1,903)
  Redemption amounts - principal .......   (253,880)         (518,275)         (169,978)
                                        ------------------------------------------------
  Total share transactions .............   (256,864)         (524,895)         (171,881)
                                        ------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS ..     75,810          (997,461)          146,926












NET ASSETS AT BEGINNING OF YEAR ........  4,410,086         5,407,547         5,260,621
                                        ------------------------------------------------
NET ASSETS AT END OF YEAR ..............$ 4,485,896       $ 4,410,086       $ 5,407,547
                                        ================================================
PER UNIT:
  Income distributions during
    year ...............................$     65.16       $     65.82       $     66.09
                                        ================================================
  Principal distributions during
    year ...............................$      6.80       $      1.18       $      0.35
                                        ================================================
  Net asset value at end of
    year ...............................$  1,100.29       $  1,022.27       $  1,127.51
                                        ================================================
TRUST UNITS:
  Redeemed during year .................        237               482               152
  Outstanding at end of year ...........      4,077             4,314             4,796
                                        ================================================

                  See Notes to Financial Statements.

                                D -  9.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 7Y (NEW JERSEY TRUST)

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.
               See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS












     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 4,077 units at Date of Deposit ....................$ 4,186,612
     Less sales charge .........................................    188,398
                                                                -----------
     Net amount applicable to Holders ..........................  3,998,214
     Redemptions of units - net cost of 923 units redeemed
       less redemption amounts (principal) .....................    (92,495)
     Realized gain on securities sold or redeemed ..............    116,781
     Principal distributions ...................................    (36,726)
     Unrealized appreciation of investments ....................    440,463
                                                                -----------
     Net capital applicable to Holders .........................$ 4,426,237
                                                                ===========
4.   INCOME TAXES

     As of November 30, 1995, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $440,463, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $3,966,587 at November 30, 1995.

                           D - 10.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 7Y (NEW JERSEY TRUST) (INSURED)

     PORTFOLIO
     As of November 30, 1995

                                             Rating of                                            Optional
     Portfolio No. and Title of                Issues       Face                                 Redemption
            Securities                        (1) (5)       Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------











   1 New Jersey Hlth. Care Facilities           AAA     $   690,000     6.750 %      2020      07/01/01     $   676,953 $   754,763
     Financing Auth. Rev. Bonds, The Med. Ctr.                                                 @  102.000
     of Ocean Cnty. Issue, Ser. C (FSA Ins.)

   2 New Jersey Hlth. Care Facilities           AAA         750,000     7.000        2022      07/01/00         755,850     826,943
     Financing Auth. Rev. Bonds, The Med.                                                      @  102.000
     Ctr. at Princeton Iss. Ser. C
     (AMBAC Ins.)

   3 Delaware River Port Auth., NJ, Rfdg.       AAA         750,000     7.000        2010      01/01/99         754,523     801,645
     Rev. Bonds, Ser. 1989 (AMBAC Ins.)                                                        @  100.000

   4 The Board of Educ. of The Township of      AAA         750,000     7.000        2015      06/15/01         753,068     841,748
     Hamilton in Atlantic Cnty., NJ, Cert.                                                     @  102.000
     of Participation, Ser. B, Lease
     Purchase Agreement (FSA Ins.)

   5 County of Hudson (State of New Jersey)     AAA         325,000     7.600        2021(6)   12/01/98         338,861     363,077
     Correctional Fac., Cert. of Participation,                                                @  102.000
     Ser. 1988 (MBIA Ins.)

   6 Lacey Mun. Utilities Auth. (Ocean          AAA         390,000     6.000        2019(6)   12/01/99         348,461     422,975
     Cnty., NJ), Wtr. Rev. Bonds, (Ser.                                                        @  102.000
     1989) (MBIA Ins.)

   7 The Willingboro Mun. Utilities Auth.       AAA         125,000     7.000        2011(6)   01/01/00         125,946     139,869
     (In The Cnty. of Burlington, NJ),                                                         @  102.000
     Wtr. - Swr. Rev. Bonds (1990 Ser. C)
     (Bank Qualified) (MBIA Ins.)

   8 Commonwealth of Puerto Rico, Public        AAA         255,000     5.000        2005      07/01/97         212,925     256,030
     Imp. Rfdg. Bonds, Ser. 1987 (G.O. Bonds)                                                  @  100.000
     (Financial Guaranty Ins.)

                                                          ---------                                           ---------   ---------
     TOTAL                                              $ 4,035,000                                         $ 3,966,587 $ 4,407,050
                                                          =========                                           =========   =========

                  See Notes to Portfolio on Page D - 17.

                                D - 11.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (PENNSYLVANIA TRUST)












STATEMENT OF CONDITION
As of November 30, 1995

TRUST PROPERTY:
  Investment in marketable securities -
     at value (cost $ 2,960,199)(Note 1) .......                $ 3,313,246
  Accrued interest .............................                     44,709
  Cash - income ................................                     14,383
  Cash - principal .............................                         30
                                                                -----------
    Total trust property .......................                  3,372,368

LESS LIABILITIES:
  Income advance from Trustee ..................$    10,456
  Accrued Sponsors' fees .......................      1,078          11,534
                                                -----------     -----------

NET ASSETS, REPRESENTED BY:
  3,039 units of fractional undivided
     interest outstanding (Note 3) .............  3,313,276

  Undistributed net investment income ..........     47,558     $ 3,360,834
                                                -----------     ===========

UNIT VALUE ($ 3,360,834 / 3,039 units) .........                $  1,105.90
                                                                ===========
                  See Notes to Financial Statements.












                                D - 12.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (PENNSYLVANIA TRUST)

STATEMENTS OF OPERATIONS

                                                   Years Ended November 30,
                                            1995              1994              1993
                                            ----              ----              ----
INVESTMENT INCOME:
  Interest income ......................$   208,333       $   212,430       $   219,908
  Trustee's fees and expenses ..........     (5,688)           (5,441)           (5,639)
  Sponsors' fees .......................     (1,175)           (1,139)           (1,079)
                                        ------------------------------------------------
  Net investment income ................    201,470           205,850           213,190
                                        ------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on
    securities sold or redeemed ........                        8,990             3,423
  Unrealized appreciation (depreciation)
    of investments .....................    313,719          (371,666)          172,465
                                        ------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments .........    313,719          (362,676)          175,888
                                        ------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............$   515,189       $  (156,826)      $   389,078
                                        ================================================

                  See Notes to Financial Statements.












                                D - 13.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 7Y (PENNSYLVANIA TRUST)

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Years Ended November 30,
                                            1995              1994              1993
                                            ----              ----              ----
OPERATIONS:
  Net investment income ................$   201,470       $   205,850       $   213,190
  Realized gain on
    securities sold or redeemed ........                        8,990             3,423
  Unrealized appreciation (depreciation)
    of investments .....................    313,719          (371,666)          172,465
                                        ------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations ..........    515,189          (156,826)          389,078
                                        ------------------------------------------------
DISTRIBUTIONS TO HOLDERS (Note 2):
  Income  ..............................   (201,455)         (206,325)         (213,227)
  Principal ............................     (4,832)             (918)           (1,793)
                                        ------------------------------------------------
  Total distributions ..................   (206,287)         (207,243)         (215,020)
                                        ------------------------------------------------
SHARE TRANSACTIONS:
  Redemption amounts - income ..........                       (1,670)             (483)
  Redemption amounts - principal .......                     (134,604)          (37,660)
                                        ------------------------------------------------
  Total share transactions .............                     (136,274)          (38,143)
                                        ------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS ..    308,902          (500,343)          135,915

NET ASSETS AT BEGINNING OF YEAR ........  3,051,932         3,552,275         3,416,360
                                        ------------------------------------------------
NET ASSETS AT END OF YEAR ..............$ 3,360,834       $ 3,051,932       $ 3,552,275
                                        ================================================











PER UNIT:
  Income distributions during
    year ...............................$     66.29       $     66.60       $     66.79
                                        ================================================
  Principal distributions during
    year ...............................$      1.59       $      0.29       $      0.56
                                        ================================================
  Net asset value at end of
    year ...............................$  1,105.90       $  1,004.26       $  1,121.65
                                        ================================================
TRUST UNITS:
  Redeemed during year .................                          128                34
  Outstanding at end of year ...........      3,039             3,039             3,167
                                        ================================================

                  See Notes to Financial Statements.

                                D - 14.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 7Y (PENNSYLVANIA TRUST)

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.
               See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.












3.   NET CAPITAL

     Cost of 3,039 units at Date of Deposit ....................$ 3,109,289
     Less sales charge .........................................    139,916
                                                                -----------
     Net amount applicable to Holders ..........................  2,969,373
     Redemptions of units - net cost of 211 units redeemed
       less redemption amounts (principal) .....................    (16,341)
     Realized gain on securities sold or redeemed ..............     14,740
     Principal distributions ...................................     (7,543)
     Unrealized appreciation of investments ....................    353,047
                                                                -----------
     Net capital applicable to Holders .........................$ 3,313,276
                                                                ===========

4.   INCOME TAXES

     As of November 30, 1995, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $353,047, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $2,960,199 at November 30, 1995.

                           D - 15.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 7Y (PENNSYLVANIA TRUST) (INSURED)

     PORTFOLIO
     As of November 30, 1995

                                             Rating of                                            Optional
     Portfolio No. and Title of                Issues       Face                                 Redemption
            Securities                        (1) (5)       Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------
   1 Pennsylvania Convention Ctr. Auth.         AAA     $   500,000     6.000 %      2019      None         $   446,835 $   538,435
     Rev. Bonds, 1989 Ser. A (Financial











     Guaranty Ins.)

   2 Beaver Cnty. Indl. Dev. Auth., PA,         AAA         250,000     7.750        2024      09/01/99         261,083     281,233
     Poll. Ctl. Rev. Rfdg. Bonds 1989                                                          @  102.000
     Ser. A (Ohio Edison Co. Beaver Valley
     Proj.)(Financial Guaranty Ins.)

   3 Carbon Cnty. Hosp. Auth., Cnty. Gtd.       AAA         475,000     7.000        2014      11/15/00         472,250     524,129
     Rfdg. Hosp. Rev. Bonds (Gnaden Huetten                                                    @  102.000
     Mem. Hosp.), Ser. 1990 A (AMBAC Ins.)

   4 Lehigh Cnty. Gen. Purpose Auth., PA,       AAA         500,000     7.000        2015      07/01/00         494,175     551,945
     Hosp. Rev. Bonds (Healtheast, Inc.),                                                      @  102.000
     Ser. A of 1990 (MBIA Ins.)

   5 The Cnty. of Luzerne, PA, G.O. Bonds,      AAA         205,000     7.150        2011(6)   09/15/97         206,060     216,404
     Ser. of 1990 (Financial Guaranty Ins.)                                                    @  100.000

   6 City of Philadelphia, PA, Gas Works Rev.   AAA         500,000     6.000        2012      05/15/00         452,555     517,535
     Bonds, Twelfth Ser. A (AMBAC Ins.)                                                        @  102.000

   7 The Philadelphia Mun. Auth.,               AAA          55,000     7.800        2018(6)   04/01/98          57,397      60,330
     Philadelphia, PA, Criminal Justice Ctr.                                                   @  102.000
     Rfdg. Rev. Bonds, Ser. of 1988 (Financial
     Guaranty Ins.)                                         320,000     7.800        2018(6)   04/01/00         333,949     363,309
                                                                                               @  100.000

   8 Washington Cnty. Hosp. Auth., PA, Hosp.    AAA         235,000     7.150        2017      07/01/00         235,895     259,926
     Rev. Bonds, Ser. B of 1990 (The                                                           @  102.000
     Washington Hosp. Proj.) (AMBAC Ins.)

                                                          ---------                                           ---------   ---------
     TOTAL                                              $ 3,040,000                                         $ 2,960,199 $ 3,313,246
                                                          =========                                           =========   =========

                  See Notes to Portfolio on Page D - 17.

                                D - 16.

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MULTISTATE SERIES - 7Y (CONNECTICUT,
 NEW JERSEY AND PENNSYLVANIA TRUSTS)

 NOTES TO PORTFOLIOS
 As of November 30, 1995











(1)   The ratings of the bonds are by Standard & Poor's Rating Group, or by Moody's
      Investors Service, Inc. if followed by "(m)", or by Fitch Investors Service,
      Inc. if followed by "(f)"; "NR" indicates that this bond is not currently rated by any of the above-mentioned rating services. These ratings have been furnished by the Evaluator but not confirmed with the rating agencies. See
      "Description of Ratings" in Part B of this Prospectus.

(2)   See Notes to Financial Statements.

(3)   Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on
      Holders of redemptions and related distributions is described under "Taxes"
      in this Prospectus, Part B.

(4)   Insured by the indicated municipal bond insurance company. See "Risk
      Factors - Bonds Backed by Letters of Credit or Insurance" in this Prospectus,
      Part B.

(5)   All securites are insured, either on an individual basis or by portfolio insurance, by a municipal bond insurance company which has been assigned
      "AAA" claims paying ability by Standard & Poor's. Accordingly, Standard &
      Poor's has assigned a "AAA" rating to the securities. Securities covered by portfolio insurance are rated "AAA" only as long as they remain in the Trust.
      See "Risk Factors - Bonds Backed by Letters of Credit or Insurance" in this
      Prospectus, Part B.

(6) Bonds with an aggregate face amount of $ 1,220,000 of the Connecticut Trust, $ 840,000 of the New Jersey Trust, and $ 580,000 of the Pennsylvania Trust have been pre-refunded and are expected to be called for redemption on the optional redemption provision dates shown.











                            D - 17.

                              DEFINED ASSET FUNDS
                        MUNICIPAL INVESTMENT TRUST FUND
                               MULTISTATE SERIES
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Municipal Fund Accumulation Program, Inc. and a current Prospectus.
My name (please
print) _________________________________________________________________________
My address (please print):
Street and Apt.
No. ____________________________________________________________________________
City, State, Zip
Code ___________________________________________________________________________
This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS PERMIT NO. 644, NEW YORK, N.Y.                       NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          THE CHASE MANHATTAN BANK, N.A. (MITF)                UNITED STATES
          RETAIL PROCESSING DEPARTMENT
          770 BROADWAY--7th FLOOR
          NEW YORK, N.Y. 10003-9598


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                      DEFINED ASSET FUNDS MUNICIPAL SERIES
                        MUNICIPAL INVESTMENT TRUST FUND
 FURTHER DETAIL REGARDING ANY OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY BE OBTAINED WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, THE ADDRESS AND
  TELEPHONE NUMBER OF WHICH ARE SET FORTH ON THE BACK COVER OF PART A OF THIS
                                  PROSPECTUS.

                                     Index


                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          8
How to Sell Units.....................................         10
Income, Distributions and Reinvestment................         10
Fund Expenses.........................................         12
Taxes.................................................         12
Records and Reports...................................         13

                                                          PAGE
                                                        ---------
Trust Indenture.......................................         14
Miscellaneous.........................................         14
Exchange Option.......................................         16
Supplemental Information..............................         17
Appendix A--Description of Ratings....................        a-1
Appendix B--Sales Charge Schedules for Defined Asset
Funds Municipal Series................................        b-1
Appendix C--Sales Charge Schedules for Municipal
Investment Trust Fund.................................        c-1


FUND DESCRIPTION

BOND PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of the Defined Asset Funds team of dedicated research analysts are included in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. In a Fund that includes multiple Trusts or Portfolios, the word Fund should be understood to mean each individual Trust or Portfolio.

     The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.

     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa
(the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

     Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, a decline in the projected income pledged for debt service on a revenue bond, institution of certain legal proceedings, if the Bond becomes taxable or is otherwise inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors (including advance refunding) that, in the opinion of Defined Asset Funds research analysts, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

     The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails, the Sponsors may generally deposit a replacement bond so long as it is a tax-exempt bond, has a fixed maturity or disposition date substantially similar to the failed Bond and is rated A or better by at least one nationally recognized rating organization or has comparable credit characteristics. A replacement bond must be deposited within 110 days after deposit of the failed contract, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

     Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

     Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds. Additionally, in any Defined Asset Funds Municipal Series, if the value of the Bonds reserved for payment of the periodic deferred sales charge, together with the interest thereon, were to become insufficient to pay these charges, additional bonds would be required to be sold.

     The Fund may be concentrated in one or more of types of bonds. Concentration in a State may involve additional risk because of the decreased diversification of economic, political, financial and market risks. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund.

Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

GENERAL OBLIGATION BONDS

     Certain of the Bonds may be general obligations of a governmental entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and its credit will depend on many factors, including an erosion of the tax base resulting from population declines, natural disasters, declines in the state's industrial base or an inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the entity's control. In addition, political restrictions on the ability to tax and budgetary constraints affecting state governmental aid may have an adverse impact on the creditworthiness of cities, counties, school districts and other local governmental units.

     As a result of the recent recession's adverse impact upon both revenues and expenditures, as well as other factors, many state and local governments have confronted deficits which were the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and spending reductions in order to restore budgetary balance. The failure to implement these actions on a timely basis could force these issuers to issue additional debt to finance deficits or cash flow needs and could lead to a reduction of their bond ratings and the value of their outstanding bonds.

MORAL OBLIGATION BONDS

     The Portfolio may include 'moral obligation' bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or local government in question. Even though the state or local government may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state or local legislature and does not constitute a legally enforceable obligation or debt of the state or local government. The agencies or authorities generally have no taxing power.

REFUNDED BONDS

     Refunded bonds are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

MUNICIPAL REVENUE BONDS

     Municipal revenue bonds are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. Municipal revenue bonds are not general obligations of governmental entities backed by their taxing power and payment is generally solely dependent upon the creditworthiness of the public issuer or the financed project or state appropriations. Examples of municipal revenue bonds are:

        Municipal utility bonds, including electrical, water and sewer revenue bonds, whose payments are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry;

        Lease rental bonds which are generally issued by governmental financing authorities with no direct taxing power for the purchase of equipment or construction of buildings that will be used by a state or local government. Lease rental bonds are generally subject to an annual risk that the lessee government might not appropriate funds for the leasing rental payments to service the bonds and may also be subject to the risk that rental obligations may terminate in the event of damage to or destruction or condemnation of the equipment or building;

        Multi-family housing revenue bonds and single family mortgage revenue bonds which are issued to provide financing for various housing projects and which are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families or notes secured by mortgages on residences; repayment of this type of bond is therefore dependent upon, among other things, occupancy levels, rental income, the rate of default on underlying mortgage loans, the ability of mortgage insurers to pay claims, the continued availability of federal, state or local housing subsidy programs, economic conditions in local markets, construction costs, taxes, utility costs and other operating expenses and the managerial ability of project managers. Housing bonds are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities;

        Hospital and health care facility bonds whose payments are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance. The Internal Revenue Service has been engaged in a program of intensive audits of certain large tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked;

        Airport, port, highway and transit authority revenue bonds which are dependent for payment on revenues from the financed projects, including user fees from ports and airports, tolls on turnpikes and bridges, rents from buildings, transit fare revenues and additional financial resources including federal and state subsidies, lease rentals paid by state or local governments or a pledge of a special tax such as a sales tax or a property tax. In the case of the air travel industry, airport income is largely affected by the airlines' ability to meet their obligations under use agreements which in turn is affected by increased competition among airlines, excess capacity and increased fuel costs, among other factors;

        Solid waste disposal bonds which are generally payable from dumping and user fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products and which are therefore dependent upon the ability of municipalities to fully utilize the facilities, sufficient supply of waste for disposal, economic or population growth, the level of construction and maintenance costs, the existence of lower-cost alternative modes of waste processing and increasing environmental regulation. A recent decision of the U.S. Supreme Court limiting a municipality's ability to require use of its facilities may have an adverse affect on the credit quality of various issues of these bonds;

        Special tax bonds which are not secured by general tax revenues but are only payable from and secured by the revenues derived by a municipality from a particular tax--for example, a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor and may therefore be adversely affected by a reduction in revenues resulting from a decline in the local economy or population or a decline in the consumption, use or cost of the goods and services that are subject to taxation;

        Student loan revenue bonds which are typically secured by pledges of new or existing student loans. The loans, in turn, are generally either guaranteed by eligible guarantors and reinsured by the Secretary of the U.S. Department of Education, directly insured by the federal government, or financed as part of supplemental or alternative loan programs within a state (e.g., loan repayments are not guaranteed). These bonds often permit the issuer to enter into interest rate swap agreements with eligible counterparties in which event the bonds are subject to the additional risk of the counterparty's ability to fulfill its swap obligation;

        University and college bonds, the payments on which are dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, the availability of endowments and other funds and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education; and

        Tax increment and tax allocation bonds, which are secured by ad valorem taxes imposed on the incremental increase of taxable assessed valuation of property within a jurisdiction above an established base of assessed value. The issuers of these bonds do not have general taxing authority and the tax assessments on which the taxes used to service the bonds are based may be subject to devaluation due to market price declines or governmental action.

     Puerto Rico. Certain Bonds may be affected by general economic conditions in the Commonwealth of Puerto Rico. Puerto Rico's economy is largely dependent for its development on federal programs, and current federal budgetary policies suggest that an expansion of its programs is unlikely. Reductions in federal tax benefits or incentives or curtailment of spending programs could adversely affect the Puerto Rican economy.

     Industrial Development Revenue Bonds. Industrial development revenue bonds are municipal obligations issued to finance various privately operated projects including pollution control and manufacturing facilities. Payment is generally solely dependent upon the creditworthiness of the corporate operator of the project and, in certain cases, an affiliated or third party guarantor and may be affected by economic factors relating to the particular industry as well as varying degrees of governmental regulation. In many cases industrial revenue bonds do not have the benefit of covenants which would prevent the corporations from engaging in capital restructurings or borrowing transactions which could reduce their ability to meet their obligations and result in a reduction in the value of the Portfolio.

BONDS BACKED BY REPURCHASE COMMITMENTS

     Certain Funds contain Bonds that were purchased from commercial banks, savings banks, savings and loan associations or other institutions (thrifts) that had held the Bonds in their investment portfolios prior to selling the Bonds to the Fund. These banks or thrifts (the Sellers) have committed to repurchase the Bonds from the Fund in certain circumstances. In some cases a Seller's Repurchase Commitments may be backed by a security interest in collateral or by a letter of credit (see Bonds Backed by Letters of Credit or Insurance below).

     A Seller may have committed to repurchase any Bond sold by it if necessary to satisfy investors' unit redemption requests (a Liquidity Repurchase). A Seller may also have committed to repurchase any Bond sold by it if the issuer of the Bond fails to make payments of interest or principal on the Bond (a Default Repurchase) or if the issuer becomes or is deemed to be bankrupt or insolvent (an Insolvency Repurchase). A Seller may have committed to repurchase any Bond if the interest on that Bond becomes taxable (a Tax Repurchase). Investors should realize that they are subject to having all or a portion of the principal amount of their investment returned prior to termination of the Fund if any of these situations occurs. A Seller may also have committed to repurchase the Bonds sold by it on their scheduled disposition dates (as shown under Portfolio in Part A) (a Disposition Repurchase). The price at which any of these repurchases will occur (the Put Price) is shown in Part A of the Prospectus. Any collateral securing any of the Repurchase Commitments may consist of mortgage-backed securities issued by GNMA (Ginnie Maes), FNMA (Fannie
Maes) or FHLMC (Freddie Macs); mortgages; municipal obligations; corporate obligations; U.S. government securities; and cash.

     Investors in a Fund containing any of these credit-supported Bonds should be aware that many thrifts have failed in recent years and that the thrift industry generally has experienced severe strains. New federal legislation has resulted that imposes many new limitations on the ways banks and thrifts may do business and mandates aggressive, early intervention into unhealthy institutions. One result of this legislation is an increased possibility of early payment of the principal amount of an investment in Bonds backed by collateralized letters of credit or repurchase commitments if a Seller becomes or is deemed to be insolvent.

BONDS BACKED BY LETTERS OF CREDIT OR INSURANCE

     Certain Bonds may be secured by letters of credit issued by commercial banks or savings banks, savings and loan associations and similar thrift institutions or are direct obligations of banks or thrifts. The letter of credit may be drawn upon, and the Bonds redeemed, if an issuer fails to pay amounts due on the Bonds or, in certain cases, if the interest on the Bond becomes taxable. Letters of credit are irrevocable obligations of the issuing institutions. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

     Certain Bonds may be insured or guaranteed by insurance companies listed below. The claims-paying ability of each of these companies, unless otherwise indicated, was rated AAA by Standard & Poor's or another nationally recognized rating organization at the time the insured Bonds were purchased by the Fund. The ratings are subject to change at any time at the discretion of the rating agencies. In the event that the rating of an Insured Fund is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee their market value or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or cover redemptions resulting from events of taxability.

      The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                                                        FINANCIAL INFORMATION
                                                                                          AS OF JUNE 30, 1995
                                                                                     (IN MILLIONS OF DOLLARS)
                                                                         --------------------------------------
                                                                                            POLICYHOLDERS'
                        NAME                          DATE ESTABLISHED   ADMITTED ASSETS           SURPLUS
----------------------------------------------------  -----------------  ---------------  ---------------------
AMBAC Indemnity Corporation.........................           1970        $     2,230         $       805
Asset Guaranty Insurance Co. (AA by S&P)                       1988                173                  78
Capital Guaranty Insurance Company (CGIC)...........           1986                316                 171
Capital Markets Assurance Corp. (CAPMAC)............           1987                221                 136
Connie Lee Insurance Company........................           1987                202                 108
Continental Casualty Company........................           1948             20,114               3,747
Financial Guaranty Insurance Company................           1984              2,249                 978
Financial Security Assurance Inc. (FSA).............           1984                776                 344
Firemen's Insurance Company of Newark, NJ                      1855              2,083                 403
Industrial Indemnity Co. (HIBI).....................           1920              1,706                 302
MBIA Insurance Corporation..........................           1986              3,623               1,165

     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

STATE RISK FACTORS

     Investment in a single State Trust, as opposed to a Fund which invests in the obligations of several states, may involve some additional risk due to the decreased diversification of economic, political, financial and market risks. A brief description of the factors which may affect the financial condition of the applicable State for any State Trust, together with a summary of tax considerations relating to that State, appear in Part A (or for certain State Trusts, Part C), of the Prospectus; further information is contained in the Information Supplement.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of certain Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that it has been validly issued and that the interest thereon is exempt from federal income tax. From time to time, proposals are introduced in Congress to, among other things, reduce federal income tax rates, impose a flat tax, exempt investment income from tax or abolish the federal income tax and replace it with another form of tax. Enactment of any such legislation could adversely affect the value of the Units. The Fund, however, cannot predict what legislation, if any, in respect of tax rates may be proposed, nor can it predict which proposals, if any, might be enacted.

     Also, certain proposals, in the form of state legislative proposals or voter initiatives, seeking to limit real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on real property taxes, has had a significant impact on the taxing powers of local governments and on the financial condition of school districts and local governments in California. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds. Under the Federal Bankruptcy Code, for example, municipal bond issuers, as well as any underlying corporate obligors or guarantors, may proceed to restructure or otherwise alter the terms of their obligations.

     From time to time Congress considers proposals to prospectively and retroactively tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided on April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could require investors to pay income tax on interest from the Bonds and could adversely affect an investment in Units. See Taxes.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

     The size and composition of the Portfolio will change over time. Most of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

FUND TERMINATION

     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

     Up to 40% of the value of the Portfolio may be attributable to guarantees or similar security provided by corporate entities. These guarantees or other security may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of the Bonds guaranteed or secured be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

     Net accrued interest and principal cash, if any, are added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

     Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public Offering Price may consist of cash in an amount necessary for the Trustee to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of this cash. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute to investors the portion of this cash that is attributable to the Bond.

     The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

PUBLIC OFFERING PRICE--THE FOLLOWING SECTIONS APPLY TO TWO DIFFERENT TYPES OF DEFINED MUNICIPAL FUNDS. INVESTORS SHOULD NOTE THE EXACT NAME OF THE FUND ON THE COVER OF PART A OF THE PROSPECTUS TO MAKE SURE THEY REFER TO THE CORRECT SECTION BELOW.

SECTION A--MUNICIPAL INVESTMENT TRUST FUND

     In the initial offering period, the Public Offering Price is based on the next offer side evaluation of the Bonds, and includes a sales charge based on the number of Units of a single Fund or Trust purchased on the same or any preceding day by a single purchaser. See Initial Offering sales charge schedule in Appendix C. The purchaser or his dealer must notify the Sponsors at the time of purchase of any previous purchase to be aggregated and supply sufficient information to permit confirmation of eligibility; acceptance of the purchase order is subject to confirmation. Purchases of Fund Units may not be aggregated with purchases of any other unit trust. This procedure may be amended or terminated at any time without notice.

     In the secondary market (after the initial offering period), the Public Offering Price is based on the bid side evaluation of the Bonds, and includes a sales charge based (a) on the number of Units of the Fund and any other Series of Municipal Investment Trust Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in Appendix C) and (b) the maturities of the underlying Bonds (see Effective Sales Charge Schedule in Appendix C). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser.

     In the secondary market, the Public Offering Price is further reduced depending on the maturities of the various Bonds in the Portfolio, by determining a sales charge percentage for each Bond, as stated in Effective Sales Charge in Appendix C. The sales charges so determined, multiplied by the bid side evaluation of the Bonds, are aggregated and the total divided by the number of Units outstanding to determine the Effective Sales Charge. On any purchase, the Effective Sales Charge is multiplied by the applicable secondary market sales charge percentage (depending on the number of Units purchased) in order to determine the sales charge component of the Public Offering Price.

SECTION B--DEFINED ASSET FUNDS MUNICIPAL SERIES

     During the initial offering period for at least the first three months of the Fund, the Public Offering Price (and the Initial Repurchase Price) is based on the higher, offer side evaluation of the Bonds at the next Evaluation Time after the order is received. In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds.

     Investors will be subject to differing types and amounts of sales charge depending upon the timing of their purchases and redemptions of Units. A periodic deferred sales charge will be payable quarterly through about the fifth anniversary of the Fund from a portion of the interest on and principal of Bonds reserved for that purpose. Commencing on the first anniversary of the Fund, the Public Offering Price will also include an up-front sales charge applied to the value of the Bonds in the Portfolio. Lastly, investors redeeming their Units prior to the fourth anniversary of the Fund will be charged a contingent deferred sales charge payable out of the redemption proceeds of their Units. These charges may be less than you would pay to buy and hold a comparable managed fund. A complete schedule of sales charges appears in Appendix B. The Sponsors have received an opinion of their counsel that the deferred sales charge described in this Prospectus is consistent with an exemptive order received from the SEC.

                                     * * *

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit.

EVALUATIONS

     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered tax-exempt issues have been lower than the offer prices by as much as 3 1/2% or more of face amount in the case of inactively traded issues and as little as 1/2 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1 and 2% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. Primarily because of the sales charge and fluctuations in the market value of the Bonds, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons; in that event, the Sponsors may still purchase Units at the redemption price as a service to investors. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request together with any certificates you hold. Certificates must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. While Defined Asset Funds Municipal Series have a declining deferred sales charge payable on redemption (see Appendix B), a Municipal Investment Trust Fund has no back-end load or 12b-1 fees, so there is never a fee for cashing in your investment (see Appendix C). If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     For Defined Asset Funds Municipal Series, Bonds are evaluated on the offer side during the initial offering period and for at least the first three months of the Fund (even in the secondary market) and on the bid side thereafter. For a Municipal Investment Trust Fund, Bonds are evaluated on the offer side during the initial offering period and on the bid side thereafter.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable, or for any other period permitted by the SEC.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

     Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, the Trustee's annual fee and expenses may be reduced to provide tax-exempt income to investors for this non-accrual period. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed

Bonds. The Trustee is compensated for its fee reduction by drawing on the letter of credit deposited by the Sponsors before the settlement date for these Bonds and depositing the proceeds in a non-interest bearing account for the Fund.

     Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS

     Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, for Defined Asset Funds Municipal Series, distributions of amounts necessary to pay the deferred portion of the sales charge will be made from the Capital and Income Accounts to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations.

     The initial estimated annual income per Unit, after deducting estimated annual Fund expenses (and, for Defined Asset Funds Municipal Series, the portion of the deferred sales charge payable from interest income) as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

RETURN CALCULATIONS

     Estimated Current Return shows the estimated annual cash to be received from interest-bearing bonds in a Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Trust. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual Bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighting each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

     No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual Bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

REINVESTMENT

     Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in the Municipal Fund Accumulation Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain income exempt from regular federal income taxes by investing in a diversified portfolio of state, municipal and public authority bonds rated A or better or with comparable credit characteristics. Reinvesting compounds earnings free from federal tax. Investors participating in the Program will be subject to state and local income taxes to the same extent as if the distributions had been received in cash, and most of the income on the Program is subject to state and local income taxes. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Defined Asset Funds Municipal Series will not exceed their costs for these services to all of those Series during any calendar year; and the total supervision fees from all Series of Municipal Investment Trust Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund, currently estimated at $0.10 per Unit. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     All or a portion of expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results. Because our portfolios rarely hold any significant amount of cash, your money is more fully invested.

TAXES

     The following discussion addresses only the U.S. federal and certain New York State and City income tax consequences under current law of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies or other investors with special circumstances.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

        The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Bond in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). Each investor will be considered to have received the interest and accrued the original issue discount, if any, on his pro rata portion of each Bond when interest on the Bond is received or original issue discount is accrued by the Fund. The investor's basis in his Units will be equal to the cost of his Units, including any up-front sales charge and the organizational expenses borne by the investor.

        When an investor pays for accrued interest, the investor's confirmation of purchase will report to him the amount of accrued interest for which he paid. These investors will receive the accrued interest amount as part of their first monthly distribution. Accordingly, these investors should reduce their tax basis by the accrued interest amount after the first monthly distribution.

        An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Fund. An investor will also be considered to have disposed of all or a portion of his pro rata portion of each Bond when he sells or redeems all or some of his Units. An investor who is treated as having acquired his pro rata portion of a Bond at a premium will be required to amortize the premium over the term of the Bond. The amortization is only a reduction of basis for the investor's pro rata portion of the Bond and does not result in any deduction against the investor's income. Therefore, under some circumstances, an investor may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

        Under Section 265 of the Code, a non-corporate investor is not entitled to a deduction for his pro rata share of fees and expenses of the Fund, because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by an investor to purchase or carry Units of the Fund, interest on this indebtedness will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units.

        Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes, but will not be tax-exempt except to the extent such income is earned by bonds in the Fund that are otherwise tax-exempt for New York purposes.

        The foregoing discussion relates only to U.S. federal and certain aspects of New York State and City income taxes. Depending on their state of residence, investors may be subject to state and local taxation and should consult their own tax advisers in this regard.

                                    *  *  *

     In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular federal income tax purposes (except in certain circumstances depending on the investor) but may be subject to state and local taxes, and interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their date of issuance, as a result of changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.

     Neither the Sponsors nor Davis Polk & Wardwell have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions and there can be no assurance that the issuer (and other users) will comply with any ongoing requirements necessary for a Bond to maintain its tax-exempt character.

     The Internal Revenue Service is currently engaged in a program of intensive audits of certain tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility obligations held by the Fund will be affected by such audit proceedings.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     In the initial offering period Units will be distributed to the public through the Underwriting Account and dealers who are members of the National Association of Securities Dealers, Inc. The initial offering period is 30 days or less if all Units are sold. If some Units initially offered have not been sold, the Sponsors may extend the initial offering period for up to four additional successive 30-day periods.

     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.; however, Units of a State trust will be offered for sale only in the State for which the trust is named, except that Units of a New Jersey trust will also be offered in Connecticut, Units of a Florida trust will also be offered in New York and Units of a New York trust will also be offered in Connecticut, Florida and Puerto Rico. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

      Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.

      Fund performance may be compared to performance on the same basis (with distributions reinvested) of Moody's Municipal Bond Averages or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS

     Municipal Investment Trust Funds have provided investors with tax-free income for more than 30 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Tax-exempt income can help investors keep more today for a more secure financial future. It can also be important in planning because tax brackets may increase with higher earnings or changes in tax laws. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.
     Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and cheaper than active management. This strategy is premised on selection criteria and procedures, diversification and regular monitoring by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock market movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION--MUNICIPAL INVESTMENT TRUST FUND ONLY.

     You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any Municipal Investment Trust Fund Intermediate Term Series with a regular maximum sales charge of at least 3.25%, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge, or to any remaining Deferred Sales Charge, as applicable.

     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any letters of credit or insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

     NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.

FITCH INVESTORS SERVICE, INC.

     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic condtions.

     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
        SALES CHARGE SCHEDULES FOR DEFINED ASSET FUNDS, MUNICIPAL SERIES

     DEFERRED AND UP-FRONT SALES CHARGES. Units purchased during the first year of the Fund will be subject to periodic deferred and contingent deferred sales charges. Units purchased in the second through fifth year will be subject to an up-front sales charge as well as periodic deferred and contingent deferred sales charges. Units purchased thereafter will be subject only to an up-front sales charge. During the first five years of the Fund, a fixed periodic deferred sales charge of $2.75 per Unit is payable on 20 quarterly payment dates occurring on the 10th day of February, May, August and November, commencing no earlier than 45 days after the initial date of deposit. Investors purchasing Units on the initial date of deposit and holding for at least five years, for example, would incur total periodic deferred sales charges of $55.00 per Unit. Because of the time value of money, however, as of the initial date of deposit this periodic deferred sales charge obligation would, at current interest rates, equate to an up-front sales charge of approximately 4.75%.

     The Public Offering Price subsequent to the Initial Date of Deposit will fluctuate. As the periodic deferred sales charge is a fixed dollar amount irrespective of the Public Offering Price, it will represent a varying percentage of the Public Offering Price. An up-front sales charge will be imposed on all unit purchases after the first year of the Fund. The following table illustrates the combined maximum up-front and periodic deferred sales charges that would be incurred by an investor who purchases Units at the beginning of each of the first five years of the Fund (based on a constant Unit price) and holds them through the fifth year of the Fund:

                                                                                                           TOTAL
                                                     UP-FRONT SALES CHARGE            MAXIMUM      UP-FRONT AND PERIODIC
                     -----------------------------------------------------------        AMOUNT      DEFERRED SALES
  YEAR OF UNIT       AS PERCENT OF PUBLIC   AS PERCENT OF NET      AMOUNT PER     DEFERRED PER             CHARGES
      PURCHASE        OFFERING PRICE        AMOUNT INVESTED      $1,000 INVESTED  $1,000 INVESTED  PER $1,000 INVESTED
-------------------  ---------------------  -------------------  ---------------  ---------------  ---------------------
             1                  None                  None               None        $   55.00           $   55.00
             2                  1.10%                 1.11%         $   11.00            44.00               55.00
             3                  2.20                  2.25              22.00            33.00               55.00
             4                  3.30                  3.41              33.00            22.00               55.00
             5                  4.40                  4.60              44.00            11.00               55.00

     CONTINGENT DEFERRED SALES CHARGE. Units redeemed or repurchased within 4 years after the Fund's initial date of deposit will not only incur the periodic deferred sales charge until the quarter of redemption or repurchase but will also be subject to a contingent deferred sales charge:


                 YEAR SINCE FUND'S
                  INITIAL DATE OF     CONTINGENT DEFERRED
                      DEPOSIT         SALES CHARGE PER UNIT
               ---------------------  ---------------------
                         1                  $   25.00
                         2                      15.00
                         3                      10.00
                         4                       5.00
                 5 and thereafter                None


     The contingent deferred sales charge is waived on any redemption or repurchase of Units after the death (including the death of a single joint tenant with rights of survivorship) or disability (as defined in the Internal Revenue Code) of an investor, provided the redemption or repurchase is requested within one year of the death or initial determination of disability. The Sponsors may require receipt of satisfactory proof of disability before releasing the portion of the proceeds representing the amount of the contingent deferred sales charge waived.

     To assist investors in understanding the total costs of purchasing units during the first four years of the Fund and disposing of those units by the fifth year, the following tables set forth the maximum combined up-front, periodic and contingent deferred sales charges that would be incurred (assuming a constant Unit price) by an investor:

                    UNITS PURCHASED ON INITIAL OFFERING DATE

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             1                  None            $   11.00           $   25.00            $   36.00
             2                  None                22.00               15.00                37.00
             3                  None                33.00               10.00                43.00
             4                  None                44.00                5.00                49.00
             5                  None                55.00                0.00                55.00


                                      b-1

                  UNITS PURCHASED ON FIRST ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             2             $   11.00            $   11.00           $   15.00            $   37.00
             3                 11.00                22.00               10.00                43.00
             4                 11.00                33.00                5.00                49.00
             5                 11.00                44.00                0.00                55.00

                 UNITS PURCHASED ON SECOND ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             3             $   22.00            $   11.00           $   10.00            $   43.00
             4                 22.00                22.00                5.00                49.00
             5                 22.00                33.00                0.00                55.00

                  UNITS PURCHASED ON THIRD ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             4             $   33.00            $   11.00           $    5.00            $   49.00
             5                 33.00                22.00                0.00                55.00

                 UNITS PURCHASED ON FOURTH ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             5             $   44.00            $   11.00           $    0.00            $   55.00

                                   APPENDIX C
           SALES CHARGE SCHEDULES FOR MUNICIPAL INVESTMENT TRUST FUND
                                INITIAL OFFERING

                                                      SALES CHARGE
                                       (GROSS UNDERWRITING PROFIT)
                                     ----------------------------------
                                      AS PERCENT OF       AS PERCENT OF  DEALER CONCESSION AS   PRIMARY MARKET
                                     OFFER SIDE PUBLIC     NET AMOUNT    PERCENT OF PUBLIC       CONCESSION TO
NUMBER OF UNITS                      OFFERING PRICE          INVESTED     OFFERING PRICE        INTRODUCING DEALERS
-----------------------------------  -------------------  -------------  ---------------------  -------------------

           MONTHLY PAYMENT SERIES, MULTISTATE SERIES, INSURED SERIES


Less than 250......................            4.50%            4.712%             2.925%            $   32.40
250 - 499..........................            3.50             3.627              2.275                 25.20
500 - 749..........................            3.00             3.093              1.950                 21.60
750 - 999..........................            2.50             2.564              1.625                 18.00
1,000 or more......................            2.00             2.041              1.300                 14.40

                   INTERMEDIATE SERIES (TEN YEAR MATURITIES)

Less than 250......................            4.00%            4.167%             2.600%            $   28.80
250 - 499..........................            3.00             3.093              1.950                 21.60
500 - 749..........................            2.50             2.564              1.625                 18.00
750 - 999..........................            2.00             2.041              1.300                 14.40
1,000 or more......................            1.50             1.523              0.975                 10.00

              INTERMEDIATE SERIES (SHORT INTERMEDIATE MATURITIES)

Less than 250......................            2.75%            2.828%             1.788%            $   19.80
250 - 499..........................            2.25             2.302              1.463                 16.20
500 - 749..........................            1.75             1.781              1.138                 12.60
750 - 999..........................            1.25             1.266              0.813                  9.00
1,000 or more......................            1.00             1.010              0.650                  7.20

                                SECONDARY MARKET


                   ACTUAL SALES CHARGE AS     DEALER CONCESSION AS
                   PERCENT OF EFFECTIVE       PERCENT OF EFFECTIVE
 NUMBER OF UNITS        SALES CHARGE               SALES CHARGE
-----------------  -------------------------  -------------------------
1-249                            100%                        65%
250-499                           80                         52
500-749                           60                         39
750-999                           45                      29.25
1,000 or more                     35                      22.75

                             EFFECTIVE SALES CHARGE


                               AS PERCENT       AS PERCENT
          TIME TO             OF BID SIDE        OF PUBLIC
          MATURITY             EVALUATION    OFFERING PRICE
----------------------------  -------------  -----------------
Less than six months                    0%               0%
Six months to 1 year                0.756             0.75
Over 1 year to 2 years              1.523             1.50
Over 2 years to 4 years             2.564             2.50
Over 4 years to 8 years             3.627             3.50
Over 8 years to 15 years            4.712             4.50
Over 15 years                       5.820             5.50

     For this purpose, a Bond will be considered to mature on its stated maturity date unless it has been called for redemption or funds or securities have been placed in escrow to redeem it on an earlier date, or is subject to a mandatory tender, in which case the earlier date will be considered the maturity date.

PROSPECTUS FORMAT

     This prospectus consists of a Part A, this Part B and for certain State Trusts, an additional Part C. The Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

     No person is authorized to give any information or to make any representations with respect to this investment company not contained in the registration statement and related exhibits; and any information or representation not contained therein must not be relied upon as having been authorized. The Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.











                                                                    15900--11/95

           SUPPLEMENT DATED JANUARY 16, 1996 TO PROSPECTUSES OF ALL MUNICIPAL INVESTMENT TRUST FUND SERIES OTHER THAN PUT SERIES.

Effective immediately the Effective Sales Charge for secondary market purchases of units of these Series will be computed as follows:

                                               AS PERCENT     AS PERCENT
            TIME TO                            OF BID SIDE     OF PUBLIC
            MATURITY                           EVALUATION    OFFERING PRICE
            --------                           -----------   --------------

Less than six months                                   0%            0%
Six months to less than 1 year                     0.503          0.50
 1  year to less than 2 years                      1.010          1.00
 2 years to less than 3 years                      1.523          1.50
 3 years to less than 4 years                      2.302          2.25
 4 years to less than 5 years                      2.828          2.75
 5 years to less than 6 years                      3.093          3.00
 6 years to less than 7 years                      3.359          3.25
 7 years to less than 8 years                      3.627          3.50
 8 years to less than 9 years                      4.167          4.00
 9 years to less than 12 years                     4.439          4.25
12 years to less than 15 years                     4.712          4.50
15 years or more                                   5.820          5.50

For this purpose, a Bond will be considered to mature on its stated maturity date unless: it has been called for redemption; (although not called) its yield to maturity is more than 40 basis points higher than its yield to any call date; funds or securities have been placed in escrow to redeem it on an earlier date; or the Bond is subject to a mandatory tender. In each of these cases the earlier date will be considered the maturity date.

                             DEFINED
                             ASSET FUNDSSM


SPONSORS:                               MUNICIPAL INVESTMENT
Merrill Lynch,                          TRUST FUND
Pierce, Fenner & Smith Incorporated     Multistate Series 7Y
Defined Asset Funds                     (Unit Investment Trusts)
P.O. Box 9051                           PROSPECTUS PART A
Princeton, N.J. 08543-9051              This Prospectus consists of a Part A and
(609) 282-8500                          a Part B. The Prospectus does not
Smith Barney Inc.                       contain all of the information with
Unit Trust Department                   respect to the investment company set
388 Greenwich Street--23rd Floor        forth in its registration statement and
New York, NY 10013                      exhibits relating thereto which have
1-800-223-2532                          been filed with the Securities and
PaineWebber Incorporated                Exchange Commission, Washington, D.C.
1200 Harbor Boulevard                   under the Securities Act of 1933 and the
Weehawken, N.J. 07087                   Investment Company Act of 1940, and to
(201) 902-3000                          which reference is hereby made.
Prudential Securities Incorporated      No person is authorized to give any
One Seaport Plaza                       information or to make any
199 Water Street                        representations with respect to this
New York, N.Y. 10292                    investment company not contained in its
(212) 776-1000                          registration statement and exhibits
Dean Witter Reynolds Inc.               relating thereto; and any information or
Two World Trade Center--59th Floor      representation not contained therein
New York, N.Y. 10048                    must not be relied upon as having been
(212) 392-2222                          authorized. This Prospectus does not
EVALUATOR:                              constitute an offer to sell, or a
Kenny S&P Evaluation Services,          solicitation of an offer to buy,
a division of J. J. Kenny Co., Inc.     securities in any state to any person to
65 Broadway                             whom it is not lawful to make such offer
New York, N.Y. 10006                    in such state.
TRUSTEE:
The Chase Manhattan Bank, N.A.
(a National Banking Association)
Customer Service Retail Department
770 Broadway--7th Floor
New York, N.Y. 10003-9598
1-800-323-1508


                                                     12653--02/96